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                                                                   EXHIBIT 10.18

                          THE BANK OF GLOUCESTER COUNTY

                           LOAN MODIFICATION AGREEMENT

                              K-TRON AMERICA, INC.

Date: June 25, 2001                                       Loan #6039359-6600
Original Amount:  $5,000,000.00                      Annual Fee:  $12,500.00
Maturity Date:  July 03, 2003


      WHEREAS, the undersigned borrower executed the note referred to above on June 24, 1998, And,

      WHEREAS, the note, security agreement and commitment letter executed by the borrower allow a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank of Gloucester County's lien.

      NOW, therefore, in consideration of an annual fee of $12,500.00, the above referenced note is extended and modified as follows:

      IT IS HEREBY AGREED THAT THE ABOVE NUMBERED NOTE SHALL BECOME DUE JULY 3, 2003. DURING THE TERMS OF THE RENEWAL, PAYMENTS OF INTEREST ONLY SHALL BE DUE EACH MONTH BEGINNING JULY 01, 2001 AND SHALL BE APPLIED TO INTEREST AND THEN TO PRINCIPAL.

      BORROWER AGREES THAT UNTIL ALL OBLIGATIONS HEREUNDER ARE FULLY PAID AND DISCHARGED, BORROWER WILL NOT WITHOUT PRIOR WRITTEN CONSENT OF THE BANK:

      1. Permit the consolidated debt to net worth ratio of Guarantor (K-Tron International, Inc.) to be more than 1.60 at fiscal year-end 2001 and each fiscal year thereafter.

      2. Permit the consolidated annual debt coverage ratio of Guarantor at each fiscal year-end to be less than 1.50.

      3. Permit the consolidated net worth of Guarantor to be less than $23,400,000.00 at fiscal year-end 2001 and each fiscal year thereafter, excluding any declines due to changes in foreign exchange rates subsequent to January 1, 2000.

      All terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.

                                          ACCEPTED BY:
                                          K-TRON AMERICA, INC.

THE BANK OF GLOUCESTER  COUNTY              /s/ Kevin Bowen      6/22/01
                                          -----------------------------------
                                          KEVIN C. BOWEN, PRESIDENT/DATE
By: /s/ David J. Hanrahan, Sr.
   ---------------------------------
     David J. Hanrahan, Sr., VP             /s/ Patricia M. Moore
                                          -----------------------------------
                                          PATRICIA M. MOORE/VP/FINANCE/DATE